Exhibit 10.14b

FIRST AMENDMENT TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

This FIRST AMENDMENT TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (“Amendment”) is dated as of March 30, 2020, by and among AXXUM TECHNOLOGIES LLC, a Virginia limited liability company (“Axxum”), KAE HOLDINGS, INC., a Delaware corporation (“KAE”), CLOUDBURST SECURITY LLC, a Virginia limited liability company (“Cloudburst”; together with Axxum and KAE, individually and collectively, “Borrower”), and MAINSTREET BANK (“Lender”).

BACKGROUND

A.Pursuant to the terms of a certain Amended and Restated Loan and Security Agreement dated April 18, 2019, by and among Lender and Borrower (as the same has been or may be supplemented, restated, superseded, amended or replaced from time to time, the “Loan Agreement”), Lender made available to Borrower, inter alia, (a) a revolving line of credit not to exceed Two Million Dollars ($2,000,000) and (b) a term loan in the original principal amount of Five Million Two Hundred Fifty Thousand Dollars ($5,250,000) (collectively, the “Loan”). All capitalized terms used herein without further definition shall have the respective meaning set forth in the Loan Agreement and all other Loan Documents, and this Amendment shall be deemed to be a Loan Document.

B.The Loan is secured by, inter alia, continuing perfected security interests in the Collateral.

C.Borrower has requested that Lender modify, in certain respects, the terms of the Loan Agreement, and Lender has agreed to such modifications in accordance with and subject to the satisfaction of the conditions hereof.

NOW, THEREFORE, with the foregoing Background incorporated by reference and intending to be legally bound hereby, the parties agree as follows:

1.Section 1 of the Loan Agreement shall be amended by deleting the definitions of Revolving Credit Maturity Date and Term Loan Maturity Date and replacing each as follows:

Revolving Credit Maturity Date – April 30, 2020, or such later date as Lender may, in its sole and absolute discretion, designate in writing to Borrower.

Term Loan Maturity Date – February 22, 2022.

2.Section 2.3(c) of the Loan Agreement shall be amended by deleting such section in its entirety and replacing it as follows:

c. The principal balance of the Term Loan shall be paid in forty-eight (48) consecutive equal monthly installments of principal in the amount of One Hundred Nine Thousand Three Hundred Seventy Five Dollars ($109,375.00) on the 22nd day of each month (but excluding payments otherwise due on February 22, 2020, March 22, 2020 and April 22, 2020). A final installment of all unpaid principal and all accrued and unpaid interest outstanding under the Term Loan shall be due and payable on the Term Loan Maturity Date.

3.A new Section 6.22 shall be added to the Loan Agreement, which shall read as follows:

6.22. New Equity: Borrower shall cause KAE to issue new Capital Stock (the terms of which Capital Stock shall be in form and substance acceptable to Lender) during the period between March 25, 2020 and April 30, 2020 which results in KAE receiving net cash proceeds from the issuance of such Capital Stock in an amount not less than Five Hundred Thousand Dollars ($500,000).

4.Section 8.1(c) of the Loan Agreement shall be amended by deleting the phrase “6.11 and VII” and replacing it with the phrase “6.11, 6.22 and VII”.

5.ACKNOWLEDGMENT OF CERTAIN EVENTS OF DEFAULT. BORROWER HEREBY ACKNOWLEDGES AND CONFIRMS THAT CERTAIN EVENTS OF DEFAULT HAVE OCCURRED UNDER THE LOAN AGREEMENT AS A RESULT OF BORROWER (a) NOT MAINTAINING TANGIBLE NET WORTH OF AT LEAST ONE MILLION SEVEN HUNDRED FIFTY THOUSAND DOLLARS ($1,750,000) AS OF DECEMBER 31, 2019, AS REQUIRED BY SECTION 6.9(A) OF THE LOAN AGREEMENT AND (b) NOT MAINTAINING A DEBT SERVICE COVERAGE RATIO OF NOT LESS THAN 1.25:1 AS OF DECEMBER 31, 2019, AS REQUIRED BY SECTION 6.9(B) OF THE LOAN AGREEMENT (COLLECTIVELY, THE “EXISTING DEFAULTS”). FOLLOWING THE EFFECTIVENESS OF THIS AMENDMENT, UPON BORROWER TIMELY SATISFYING THE TERMS OF SECTION 6.22 OF THE LOAN AGREEMENT, IF NO DEFAULTS OR EVENTS OF DEFAULT EXIST AT SUCH TIME (OTHER THAN THE EXISTING DEFAULTS), LENDER SHALL BE DEEMED TO HAVE WAIVED THE EXISTING DEFAULTS, PROVIDED THAT LENDER’S WAIVER SHALL NOT BE DEEMED TO BE A WAIVER OF ANY SUBSEQUENT VIOLATIONS OF ANY COVENANT REFERENCED IN SECTION 6.9 OF THE LOAN AGREEMENT OR A WAIVER OF ANY OTHER DEFAULTS OR EVENTS OF DEFAULTS WHICH MAY HAVE OCCURRED BUT WHICH ARE NOT SPECIFICALLY IDENTIFIED ABOVE.

6.Representations and Warranties.Borrower warrants and represents to Lender that:

a.

Prior Representations. By execution of this Amendment, Borrower reconfirms all warranties and representations made to Lender under the Loan Agreement and the other Loan Documents respectively and restate such warranties and representations as of the date hereof, all of which shall be deemed continuing until all of the obligations due to Lender are indefeasibly paid and satisfied in full.

b.

Authorization. The execution and delivery by Borrower of this Amendment and the performance by Borrower of the transactions herein contemplated (i) are and will be within its powers, (ii) have been duly authorized by all necessary action on behalf of Borrower and (iii) are not and will not be in contravention of any order of court or other agency of government, of law or of any indenture, agreement or undertaking to which Borrower is a party or by which the property of Borrower is bound, or be in conflict with, result in a breach of or constitute (with due notice and/or lapse of time) a default under any such indenture, agreement or undertaking, or result in the imposition of any lien, charge or encumbrance of any nature on any of the properties of the Borrower.

c.

Valid, Binding and Enforceable. This Amendment and any assignment or other instrument, document or agreement executed and delivered in connection herewith, will be valid, binding and enforceable in accordance with their respective terms.

d.	No Default. Other than the Existing Defaults, no non-compliance, Default or Event of Default exists.

7.Ratification of Loan Documents. This Amendment is hereby incorporated into and made a part of the Loan Agreement and all other Loan Documents respectively, the terms and provisions of which, except to the extent modified by this Amendment, are each ratified and confirmed and continue unchanged in full force and effect. Any reference to the Loan Agreement and all other Loan Documents respectively in this or any other instrument, document or agreement related thereto or executed in connection therewith shall mean the Loan Agreement and all other Loan Documents respectively as amended by this Amendment. As security for the payment of the Obligations, and satisfaction by Borrower of all covenants and undertakings contained in the Loan Agreement, Borrower hereby confirms its prior grant to Lender of a continuing first lien on and security interest in, upon and to all of Borrower’s now owned or hereafter acquired, created or arising Collateral as described in Section 3 of the Loan Agreement.

8.Confirmation of Guarantor. By his signature below, each Guarantor hereby consents to and acknowledges the terms and conditions of this Amendment and agrees that the Amended and Restated Guaranty dated as of April 18, 2019 executed by such Guarantor is ratified and confirmed and shall continue in full force and effect and shall continue to cover all obligations of Borrower outstanding from time to time under the Loan Agreement as amended hereby.

9.Effectiveness Conditions. This Amendment shall become effective upon the following:

a.	Execution by Borrower and each Guarantor of this Amendment and delivery of same to Lender; and
b.	Execution by Lender of this Amendment.

10.Governing Law. THIS AMENDMENT, AND ALL RELATED AGREEMENTS AND DOCUMENTS, SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE SUBSTANTIVE LAWS SET FORTH IN SECTION 9.1 OF THE LOAN AGREEMENT. THE PROVISIONS OF THIS AMENDMENT AND ALL OTHER

AGREEMENTS AND DOCUMENTS REFERRED TO HEREIN ARE TO BE DEEMED SEVERABLE, AND THE INVALIDITY OR UNENFORCEABILITY OF ANY PROVISION SHALL NOT AFFECT OR IMPAIR THE REMAINING PROVISIONS WHICH SHALL CONTINUE IN FULL FORCE AND EFFECT.

11.Modification. No modification hereof or any agreement referred to herein shall be binding or enforceable unless in writing and signed by Borrower and Lender.

12.Duplicate Originals; Counterparts. Two or more duplicate originals of this Amendment may be signed by the parties, each of which shall be an original but all of which together shall constitute one and the same instrument. This Amendment may be executed in as many counterparts as necessary or convenient, and by the different parties on separate counterparts each of which, when so executed, shall be deemed an original but all such counterparts shall constitute but one and the same agreement. Delivery of an executed counterpart of this Amendment (or of any agreement or document required by this Amendment) by telecopy or other electronic imaging means shall be as effective as delivery of a manually executed counterpart of this Amendment.

13.Waiver of Jury Trial. BORROWER AND LENDER EACH HEREBY WAIVE ANY AND ALL RIGHTS IT MAY HAVE TO A JURY TRIAL IN CONNECTION WITH ANY LITIGATION, PROCEEDING OR COUNTERCLAIM ARISING WITH RESPECT TO RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO OR UNDER THE LOAN DOCUMENTS OR WITH RESPECT TO ANY CLAIMS ARISING OUT OF ANY DISCUSSIONS, NEGOTIATIONS OR COMMUNICATIONS INVOLVING OR RELATED TO ANY PROPOSED RENEWAL, EXTENSION, AMENDMENT, MODIFICATION, RESTRUCTURE, FORBEARANCE, WORKOUT, OR ENFORCEMENT OF THE TRANSACTIONS CONTEMPLATED BY THE LOAN DOCUMENTS.

14.Confession of Judgment. Borrower hereby acknowledges and confirms that each confession of judgment previously executed in connection with any of the Loan Documents remains in full force and effect, and that Borrower, pursuant to the terms of such confession of judgment, empowers any clerk, or attorney of any court of record to appear for Borrower after any Event of Default in any and all actions which may be brought under the Loan Documents and confess judgment against Borrower for all, or any part of, the unpaid principal balance of the Obligations and accrued interest, together with other expenses incurred in connection therewith and attorneys’ fees of in no event less than three thousand dollars ($3,000).

[remainder of the page left blank]

IN WITNESS WHEREOF, the undersigned parties have executed this Amendment the day and year first above written.

BORROWER:

AXXUM TECHNOLOGIES LLC

By:
Alvin McCoy III
Chief Financial Officer

KAE HOLDINGS, INC.

By:
Alvin McCoy III
Chief Financial Officer

CLOUDBURST SECURITY LLC

By:	KAE HOLDINGS, INC., its sole member

By:
	Name:	Alvin McCoy III
	Title:	Chief Financial Officer

LENDER:

MAINSTREET BANK

By:
Michael Ferrell
Senior Vice President

Agreed to and Accepted:

GUARANTORS:

Emmit McHenry

Kurt McHenry

Alvin McCoy III

(Signature Page to First Amendment to Amended and Restated Loan and Security Agreement)

Certificate Of Completion

Envelope Id: 9AA65D1C1A1C4926BACD40F7E87B5A4F		Status: Completed
Subject: Please DocuSign: 1st Amendment- Axxum- final.pdf
Source Envelope:
Document Pages: 5	Signatures: 7	Envelope Originator:
Certificate Pages: 5	Initials: 0	Suha Siam
AutoNav: Enabled		10089 Fairfax Blvd
EnvelopeId Stamping: Enabled		Fairfax, VA 22030
Time Zone: (UTC-05:00) Eastern Time (US & Canada)		ssiam@mstreetbank.com
IP Address: 24.249.33.228

Record Tracking

Status: Original	Holder: Suha Siam	Location: DocuSign
3/30/2020 2:20:50 PM	ssiam@mstreetbank.com

Signer Events	Signature	Timestamp

Alvin McCoy		Sent: 3/30/2020 2:27:08 PM
alvin.mccoy@axxumtech.com		Viewed: 3/30/2020 2:27:47 PM
Security Level: Email, Account Authentication (Optional)		Signed: 3/30/2020 2:28:47 PM
Signature Adoption: Pre-selected Style
Using IP Address: 100.36.103.4

Electronic Record and Signature Disclosure:
Accepted: 3/30/2020 2:27:47 PM
ID: 4144001a-c898-4f24-9639-a57f99aceebe

Emmit McHenry		Sent: 3/30/2020 2:27:08 PM
emmit.mchenry@axxumtech.com		Viewed: 3/30/2020 2:52:21 PM
Security Level: Email, Account Authentication (Optional)		Signed: 3/30/2020 2:54:45 PM
Signature Adoption: Pre-selected Style
Using IP Address: 173.79.209.138

Electronic Record and Signature Disclosure:
Accepted: 3/11/2019 3:39:47 PM
ID: 667a5299-8381-4f74-ae2a-c61a1809d76f

Kurt Mchenry		Sent: 3/30/2020 2:27:08 PM
kurt.mchenry@axxumtech.com		Viewed: 3/30/2020 2:41:22 PM
Security Level: Email, Account Authentication (Optional)		Signed: 3/30/2020 2:42:56 PM
Signature Adoption: Pre-selected Style
Using IP Address: 72.86.47.197

Electronic Record and Signature Disclosure:
Accepted: 3/30/2020 2:41:22 PM
ID: 0b4af0ec-bba2-4916-992a-02f6e0dc5601

Michael A Ferrell		Sent: 3/30/2020 2:27:08 PM
mferrell@mstreetbank.com		Viewed: 3/30/2020 2:28:54 PM
SVP, Government Contract Lender		Signed: 3/30/2020 2:29:56 PM
MainStreet Bank	Signature Adoption: Pre-selected Style
Security Level: Email, Account Authentication (Optional)	Using IP Address: 104.129.194.195

Electronic Record and Signature Disclosure:
Not Offered via DocuSign

In Person Signer Events	Signature	Timestamp

Editor Delivery Events	Status	Timestamp

Agent Delivery Events	Status	Timestamp

Intermediary Delivery Events	Status	Timestamp

Certified Delivery Events	Status	Timestamp

Carbon Copy Events	Status	Timestamp

Witness Events	Signature	Timestamp

Notary Events	Signature	Timestamp

Envelope Summary Events	Status	Timestamps
Envelope Sent	Hashed/Encrypted	3/30/2020 2:27:09 PM
Certified Delivered	Security Checked	3/30/2020 2:52:21 PM
Signing Complete	Security Checked	3/30/2020 2:54:45 PM
Completed	Security Checked	3/30/2020 2:54:45 PM
Payment Events	Status	Timestamps
Electronic Record and Signature Disclosure

Electronic Record and Signature Disclosure created on: 5/1/2017 8:57:33 AM

Parties agreed to: Alvin McCoy, Emmit McHenry, Kurt Mchenry

ELECTRONIC RECORD AND SIGNATURE DISCLOSURE

From time to time, MainStreet Bank (we, us or Company) may be required by law to provide to you certain written notices or disclosures. Described below are the terms and conditions for providing to you such notices and disclosures electronically through your DocuSign, Inc. (DocuSign) Express user account. Please read the information below carefully and thoroughly, and if you can access this information electronically to your satisfaction and agree to these terms and conditions, please confirm your agreement by clicking the ‘I agree’ button at the bottom of this document.

Getting paper copies

At any time, you may request from us a paper copy of any record provided or made available electronically to you by us. For such copies, as long as you are an authorized user of the DocuSign system you will have the ability to download and print any documents we send to you through your DocuSign user account for a limited period of time (usually 30 days) after such documents are first sent to you. After such time, if you wish for us to send you paper copies of any such documents from our office to you, you will be charged a $0.00 per-page fee. You may request delivery of such paper copies from us by following the procedure described below.

Withdrawing your consent

If you decide to receive notices and disclosures from us electronically, you may at any time change your mind and tell us that thereafter you want to receive required notices and disclosures only in paper format. How you must inform us of your decision to receive future notices and disclosure in paper format and withdraw your consent to receive notices and disclosures electronically is described below.

Consequences of changing your mind

If you elect to receive required notices and disclosures only in paper format, it will slow the speed at which we can complete certain steps in transactions with you and delivering services to you because we will need first to send the required notices or disclosures to you in paper format, and then wait until we receive back from you your acknowledgment of your receipt of such paper notices or disclosures. To indicate to us that you are changing your mind, you must withdraw your consent using the DocuSign ‘Withdraw Consent’ form on the signing page of your DocuSign account. This will indicate to us that you have withdrawn your consent to receive required notices and disclosures electronically from us and you will no longer be able to use your DocuSign Express user account to receive required notices and consents electronically from us or to sign electronically documents from us.

All notices and disclosures will be sent to you electronically

Unless you tell us otherwise in accordance with the procedures described herein, we will provide electronically to you through your DocuSign user account all required notices, disclosures, authorizations, acknowledgements, and other documents that are required to be provided or made available to you during the course of our relationship with you. To reduce the chance of you inadvertently not receiving any notice or disclosure, we prefer to provide all of the required notices and disclosures to you by the same method and to the same address that you have given us. Thus, you can receive all the disclosures and notices electronically or in paper format through the paper mail delivery system. If you do not agree with this process, please let us know as described below. Please also see the paragraph immediately above that describes the consequences of your electing not to receive delivery of the notices and disclosures electronically from us.

How to contact MainStreet Bank:

You may contact us to let us know of your changes as to how we may contact you electronically, to request paper copies of certain information from us, and to withdraw your prior consent to receive notices and disclosures electronically as follows:

To contact us by phone call: 703-481-4567

To contact us by email send messages to: support@mstreetbank.com

To contact us by paper mail, please send correspondence to:

MainStreet Bank

10089 Fairfax Blvd

Fairfax, VA 22030

To advise MainStreet Bank of your new e-mail address

To let us know of a change in your e-mail address where we should send notices and disclosures electronically to you, you must send an email message to us at support@mstreetbank.com and in the body of such request you must state: your previous e-mail address, your new e-mail address. We do not require any other information from you to change your email address..

In addition, you must notify DocuSign, Inc to arrange for your new email address to be reflected in your DocuSign account by following the process for changing e-mail in DocuSign.

To request paper copies from MainStreet Bank

To request delivery from us of paper copies of the notices and disclosures previously provided by us to you electronically, you must send us an e-mail to support@mstreetbank.com and in the body of such request you must state your e-mail address, full name, US Postal address, and telephone number. We will bill you for any fees at that time, if any.

To withdraw your consent with MainStreet Bank

To inform us that you no longer want to receive future notices and disclosures in electronic format you may:

i.decline to sign a document from within your DocuSign account, and on the subsequent page, select the check-box indicating you wish to withdraw your consent, or you may;

ii.send us an e-mail to support@mstreetbank.com and in the body of such request you must state your e-mail, full name, IS Postal Address, telephone number, and account number. We do not need any other information from you to withdraw consent.. The consequences of your withdrawing consent for online documents will be that transactions may take a longer time to process..

Required hardware and software

Operating Systems:	Windows2000? or WindowsXP?
Browsers (for SENDERS):	Internet Explorer 6.0? or above
Browsers (for SIGNERS):	Internet Explorer 6.0?, Mozilla FireFox 1.0, NetScape 7.2 (or above)
Email:	Access to a valid email account
Screen Resolution:	800 x 600 minimum
Enabled Security Settings:	• Allow per session cookies • Users accessing the internet behind a Proxy Server must enable HTTP 1.1 settings via proxy connection

** These minimum requirements are subject to change. If these requirements change, we will provide you with an email message at the email address we have on file for you at that time providing you with the revised hardware and software requirements, at which time you will have the right to withdraw your consent.

Acknowledging your access and consent to receive materials electronically

To confirm to us that you can access this information electronically, which will be similar to other electronic notices and disclosures that we will provide to you, please verify that you were able to read this electronic disclosure and that you also were able to print on paper or electronically save this page for your future reference and access or that you were able to e-mail this disclosure and consent to an address where you will be able to print on paper or save it for your future reference and access. Further, if you consent to receiving notices and disclosures exclusively in electronic format on the terms and conditions described above, please let us know by clicking the ‘I agree’ button below.

By checking the ‘I Agree’ box, I confirm that:

•	I can access and read this Electronic CONSENT TO ELECTRONIC RECEIPT OF ELECTRONIC RECORD AND SIGNATURE DISCLOSURES document; and
•	I can print on paper the disclosure or save or send the disclosure to a place where I can print it, for future reference and access; and
•

Until or unless I notify MainStreet Bank as described above, I consent to receive from exclusively through electronic means all notices, disclosures, authorizations, acknowledgements, and other documents that are required to be provided or made available to me by MainStreet Bank during the course of my relationship with you.